Symetra Retirement Passport Group Variable Annuity

Supplement dated July 28, 2017
to Prospectus dated May 1, 2010 as supplemented

In the supplement dated November 21, 2016, the Calvert VP SRI Mid Cap Growth Portfolio name change was incorrectly disclosed. The new name of the portfolio is the Calvert VP SRI Mid Cap Portfolio. Accordingly, any reference to the Calvert VIP SRI Mid Cap Portfolio in this prospectus is replaced with Calvert VP SRI Mid Cap Portfolio.